EXHIBIT 23
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                  [LETTERHEAD OF COBITZ, VANDENBERG & FENNESSY]


                          INDEPENDENT AUDITOR'S CONSENT


     We hereby consent to the incorporation by reference and use of our report, dated January 11, 2002 on the consolidated financial statements of AMB Financial Corp. which appears in AMB Financial Corp.'s Annual Report of Shareholders and Form 10-KSB for the year ended December 31, 2001.


/s/ Cobitz, VandenBerg & Fennessy
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Cobitz, VandenBerg & Fennessy

March 15, 2002
Palos Hills, Illinois